UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on May 17, 2016, Unilife Corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that, because the Company had not yet filed its Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended March 31, 2016, the Company was no longer in compliance with NASDAQ Listing Rule 5250(c)(1). NASDAQ Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Notice stated that the Company had 60 calendar days from the date of the Notice to submit a plan to regain compliance with NASDAQ’s continued listing requirements.

On July 18, 2016, the Company timely submitted a plan to NASDAQ as to how it plans to regain compliance with NASDAQ’s continued listing requirements (the “Plan”). If the NASDAQ staff accept the Plan, they can grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until November 7, 2016, to regain compliance. The Company intends to regain compliance by November 7, 2016, and therefore requested that the NASDAQ staff grant the Company an extension through such date. The Company may regain compliance at any time during the extension period upon filing with the SEC the Form 10-Q, as well as any subsequent required periodic financial reports that are due within that period. If the NASDAQ staff does not accept the Plan, the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel. The Notice has no immediate effect on the listing of the Company’s common stock on the NASDAQ Global Market.

On July 18, 2016 the Company issued a press release announcing the submission of the Plan to NASDAQ. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties include, but are not limited to, the Company’s ability to regain compliance with NASDAQ’s continued listing requirements; whether NASDAQ will accept the Plan of compliance and grant an extension; and the impact of the delay in the Company’s completion of its financial statements and the filing of the Form 10-Q. Additional risks and uncertainties include, but are not limited to, those described in the “Risk Factors” set forth in the prospectus supplement, dated February 22, 2016, in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, and those described from time to time in other reports which we file with the SEC.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: July 18, 2016	By:	/s/ John Ryan
Name: John Ryan
Title: Interim President and Chief Executive Officer, Senior Vice President, General Counsel and Secretary

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